Exhibit 10.100
                                                                  --------------
EXECUTION COPY





                       LIMITED LIABILITY COMPANY AGREEMENT

                                       of

                                  NUVOSET, LLC





                                     between





                     TECHNICAL RESOURCES INTERNATIONAL, INC.

                                       and

              COMMODORE GOVERNMENT ENVIRONMENTAL TECHNOLOGIES, INC.





                                  April 2, 2002









THE SECURITIES ISSUED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND SUCH STATE LAWS. THE SECURITIES MAY NOT BE RESOLD UNLESS REGISTERED UNDER SUCH REQUIREMENTS OR EXEMPT THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                    CONTENTS



ARTICLE I.........................................................................................................5
   Defined Terms..................................................................................................5
      Section 1.1  Definitions....................................................................................5
                   -----------
      Section 1.2  Heading.......................................................................................13
                   -------
ARTICLE II.......................................................................................................14
   Formation And Term............................................................................................14
      Section 2.1  Formation.....................................................................................14
                   ---------
      Section 2.2  Name..........................................................................................14
                   ----
      Section 2.3  Term..........................................................................................14
                   ----
      Section 2.4  Registered Agent and Office...................................................................15
                   ---------------------------
      Section 2.5  Principal Place of Business...................................................................15
                   ---------------------------
      Section 2.6  Qualification in Other Jurisdictions..........................................................15
                   ------------------------------------
ARTICLE III......................................................................................................16
   Purpose And Powers Of The Company.............................................................................16
      Section 3.1  Purpose.......................................................................................16
                   -------
      Section 3.2  Powers of the Company.........................................................................16
                   ---------------------
      Section 3.3  Limitations on Company Powers.................................................................18
                   -----------------------------
   Capital Contributions And Capital Accounts....................................................................19
      Section 4.1  Capital Contributions.........................................................................19
                   ---------------------
      Section 4.2  Member's Interest.............................................................................19
                   -----------------
      Section 4.3  Status of Capital Contributions...............................................................20
                   -------------------------------
      Section 4.4  Capital Accounts..............................................................................20
                   ----------------
      Section 4.5  Advances......................................................................................21
                   --------
ARTICLE V........................................................................................................22
   Members.......................................................................................................22
      Section 5.1  Powers of Members.............................................................................22
                   -----------------
      Section 5.2  Reimbursements................................................................................22
                   --------------
      Section 5.3  Partition.....................................................................................22
                   ---------
      Section 5.4  Assignments by and Withdrawal of Members......................................................23
                   ----------------------------------------
ARTICLE VI.......................................................................................................25
   Management....................................................................................................25
      Section 6.1  Management of the Company.....................................................................25
                   -------------------------
      Section 6.2  The Board of Managers.........................................................................25
                   ---------------------
      Section 6.3  Actions Requiring Majority Board Approval; Deadlock...........................................28
                   ---------------------------------------------------
      Section 6.5  Contracts and Bank Accounts...................................................................33
                   ---------------------------
      Section 6.7  Breach of Contracts...........................................................................34
                   -------------------
ARTICLE VII......................................................................................................34
   Amendments And Meetings.......................................................................................35
      Section 7.1  Amendments....................................................................................35
                   ----------
      Section 7.2  Meetings of the Members.......................................................................35
                   -----------------------



      Section 7.3  Place of Meetings; Participation by Telephone.................................................35
                   ---------------------------------------------
      Section 7.4  Notice of Meetings............................................................................35
                   ------------------
      Section 7.5  Quorum........................................................................................36
                   ------
      Section 7.6  Voting........................................................................................36
                   ------
      Section 7.7  Action Without Meeting........................................................................37
                   ----------------------
      Section 7.8  Board of Managers to Preside at Meetings......................................................37
                   ----------------------------------------
ARTICLE VIII.....................................................................................................38
   Allocations...................................................................................................38
      Section 8.1  Net Profits and Net Losses....................................................................38
                   --------------------------
      Section 8.2  Allocation Rules..............................................................................38
                   ----------------
      Section 8.3  Tax Allocations; Section 704(c) of the Code...................................................38
                   -------------------------------------------
ARTICLE IX.......................................................................................................39
   Distributions.................................................................................................39
      Section 9.1  Pro Rata Distributions........................................................................39
                   ----------------------
      Section 9.2  Distribution Rules............................................................................39
                   ------------------
      Section 9.3  Limitations on Distributions..................................................................40
                   ----------------------------
ARTICLE X........................................................................................................40
   Books And Records.............................................................................................40
      Section 10.1  Books, Records and Financial Statements......................................................40
                    ---------------------------------------
      Section 10.2  Accounting Method............................................................................41
                    -----------------
      Section 10.3  Audit........................................................................................41
                    -----
ARTICLE XI.......................................................................................................41
   Tax Matters...................................................................................................41
      Section 11.1  Tax Matters Member...........................................................................42
                    ------------------
      Section 11.2  Right to Make Section 754 Election...........................................................42
                    ----------------------------------
      Section 11.3  Taxation as Partnership......................................................................42
                    -----------------------
ARTICLE XII......................................................................................................42
   Liability, Exculpation And Indemnification....................................................................42
      Section 12.1  Liability....................................................................................42
                    ---------
      Section 12.2  Exculpation..................................................................................43
                    -----------
      Section 12.3  Duties and Liabilities of Covered Persons....................................................43
                    -----------------------------------------
      Section 12.4  Indemnification..............................................................................44
                    ---------------
      Section 12.5  Expenses.....................................................................................45
                    --------
      Section 12.6  Insurance....................................................................................45
                    ---------
      Section 12.7  Outside Businesses...........................................................................45
                    ------------------

ARTICLE XIII.....................................................................................................47
   Dissolution, Liquidation And Termination......................................................................47
      Section 13.1  Dissolution..................................................................................47
                    -----------
      Section 13.2  Notice of Dissolution........................................................................49
                    ---------------------
      Section 13.3  Liquidation..................................................................................49
                    -----------
      Section 13.4  Termination..................................................................................51
                    -----------
      Section 13.5  Claims of the Members........................................................................51
                    ---------------------
ARTICLE XIV......................................................................................................51
   Representations, Warranties And Covenants Of The Members......................................................51
      Section 14.1  Representations..............................................................................51
                    ---------------
      Section 14.2  Confidentiality..............................................................................52
                    ---------------
      Section 14.3  Announcements................................................................................53
                    -------------
ARTICLE XV.......................................................................................................53
   Miscellaneous.................................................................................................54
      Section 15.1  Notices......................................................................................54
                    -------
      Section 15.2  Failure to Pursue Remedies...................................................................55
                    --------------------------
      Section 15.3  Cumulative Remedies..........................................................................56
                    -------------------
      Section 15.4  Binding Effect...............................................................................56
                    --------------
      Section 15.5  Interpretation...............................................................................56
                    --------------
      Section 15.6  Severability.................................................................................56
                    ------------
      Section 15.7  Counterparts.................................................................................56
                    ------------
      Section 15.8  Integration..................................................................................57
                    -----------
      Section 15.9  Governing Law................................................................................57
                    -------------
      Section 15.10  Further Assurances..........................................................................57
                     ------------------
      Section 15.11  Treatment for Tax Purposes..................................................................57
                     --------------------------
      Section 15.12  Dispute Resolution..........................................................................59
                     ------------------
      Section 15.13  Drafting....................................................................................60
                     --------
   Initial Expenditures..........................................................................................61
      Section 16.1  Initial Expenditures.........................................................................61
                    --------------------
EXHIBIT A........................................................................................................65
   Covered Applications..........................................................................................65



                     LIMITED LIABILITY COMPANY AGREEMENT OF

                                  NUVOSET, LLC


                           This Limited  Liability Company Agreement of Nuvoset,
LLC (the "Company") is made as of March 25, 2002 (this "Agreement"), by and between Technical Resources International, Inc., a Washington corporation ("Nuvotec-TRI"), and Commodore Government Environmental Technologies, Inc., a Delaware corporation ("Commodore Government"), as members of the Company and any other Persons who become members of the Company in accordance with the provisions hereof.

                           WHEREAS, Nuvotec-TRI and Commodore Government wish to
form a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Del. C.ss. 18-101, et seq., as amended from time to time (the "Delaware Act"), by filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware and entering into this Agreement;

                           NOW,  THEREFORE,  in  consideration of the agreements
and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS


                  Section 1.1  Definitions.


                           Unless the context otherwise requires, the terms
defined in this Article I shall, for the purposes of this Agreement, have the meanings herein specified.

                           "Affiliate" means with respect to a specified Person,
any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Any Person that directly or indirectly owns at least 25% of the equity interests of any other Person shall be deemed to control such other Person.

                           "Agreement"  means  this  Limited  Liability  Company
Agreement of the Company, as amended, modified, supplemented or restated from time to time.

                           "Board" means the Board of Managers.

                           "Buy-Out Offer" shall have the meaning set forth in
Section 6.3(b).

                           "Buy-Out Price" shall have the meaning set forth in
Section 6.3(c).

                           "Capital  Account" means, with respect to any Member,
the account maintained for such Member in accordance with the provisions of Section 4.4 hereof.

                           "Capital  Contribution"  means,  with  respect to any
Member, the aggregate amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Company pursuant to Section 4.1 hereof with respect to such Member's Interest.

                           "Certificate"  means the  Certificate of Formation of
the Company and any and all amendments thereto and restatements thereof filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.

                           "Code"  means the Internal  Revenue Code of 1986,  as
amended from time to time, or any corresponding federal tax statute enacted after the date of this Agreement. A reference to a specific section (ss.) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Agreement, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Agreement containing such reference.

                           "Commodore  Government"  means  Commodore  Government
Environmental Technologies, Inc., a Delaware Corporation, and its permitted assigns and successors.

                           "Commodore/Company   License   Agreement"  means  the
Intellectual Property License Agreement of even date herewith among Commodore Applied Technologies, Inc., each Commodore Applied Technologies, Inc. Affiliate holding rights to the Solvated Electron Technology and the Company. The Commodore/Company License Agreement will provide for the license to the Company of the Solvated Electron Technology of Commodore Applied Technologies, Inc. and Affiliates, and any subsequent modifications or improvements, for use in the Covered Applications on a worldwide, exclusive, royalty-free, perpetual basis, subject to termination upon certain dissolution events, as specified in Section 13.3(c).

                           "Commodore Government Managers" shall have the
meaning set forth in Section 6.2(a).

                           "Commodore/Nuvoset   License   Agreement"  means  the
Intellectual Property License Agreement of even date herewith among Commodore Applied Technologies, Inc. and Nuvotec, Inc. The Commodore/Nuvoset License Agreement will provide for the license to Nuvoset, LLC of the Solvated Electron Technology of Commodore Applied Technologies, Inc. and Affiliates, and any subsequent modifications or improvements, for use in the Covered Applications on a worldwide, non-exclusive basis, which license will commence only upon certain dissolution events, as specified in Section 13.3(c).


                           "Company" means Nuvoset, LLC, the limited liability
company formed under and pursuant to the Delaware Act and this Agreement.

                           "Covered Applications" means each of the following:

         (a) Domestic, disposal, neutralization, separation, remediation (including remediation of soils, water, air, structures and other substances), and decontamination of hazardous, mixed stream, radioactive, storage, maintenance, management, disposal and destruction of chemical hazardous waste, (TSCA, RCRA, and mixed waste), including at any process plants, process ponds or pools, waste storage tanks, and other facilities and sites (and any real property included in or located under or about any such facilities and sites) at which any of them are or were so produced, used, stored, maintained, decommissioned, disposed of or destroyed, whether publicly or privately owned.

         (b) Such other applications upon which the Members may hereinafter mutually agree in writing from time to time.

                           "Covered  Person"  means,  with respect to any act or
omission that gives rise to a claim for indemnification under Article XII of this Agreement, (a) each Member and each Affiliate, stockholder, officer or director of any Member, (b) each of the officers and members of the Board of Managers of the Company and (c) any of the employees, accountants, attorneys and other agents of the Company, any Member or any Affiliate of any Member who shall have been designated (whether before or after the occurrence of such act or omission or before or after the assertion of any claim against such Person in respect of such act or omission) in writing by the Board of Managers as a Covered Person and whose designation as a Covered Person shall not have been terminated by the Board of Managers prior to the occurrence of such act or omission.

                           "Deadlock"  shall be deemed to have  occurred  if (a)
the members of the Board of Managers fail to reach a vote approving any matter proposed for vote, (b) either Member advises the other by written notice of its intent to proclaim a deadlock if, upon reconsideration, the matter is not approved by the Board and (c) within ten (10) days after such notice is provided (or if the matter is of an urgent nature, such shorter period of time as the Member providing such notice reasonably specifies) (i) the Board fails to approve any action or inaction with respect to the matter and such failure is not the result of the failure of the Member who submitted the notice under clause (b) or such Member's designees on the Board to cooperate in approving the action sought by such Member and (ii) the Member that submitted the notice under clause (b) above fails to notify the other Member of the withdrawal of its intention to proclaim a deadlock.

                           "Delaware Act" means the Delaware  Limited  Liability
Company Act, 6 Del. C.ss. 18-101, et seq., as amended from time to time.

                           "Depreciation"  means,  for each Fiscal Year or other
period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such Fiscal Year or other period bears to such beginning adjusted tax basis; and provided further, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Tax Matters Member.

                           "Equity  Securities"  means any common,  preferred or
other capital stock of, or any general or limited partnership interests or limited liability company interests in, or any right to participate in the net profit and net losses of, any Person and any warrants, rights, convertible securities or options to purchase, subscribe for or to convert any debt security for any of the foregoing or for any such warrant, right, convertible security or option.

                           "Fair  Market  Value" of any asset as of a particular
date shall be deemed to be the fair market value as determined in good faith by the Board of Managers.

                           "Fiscal  Year" means (i) the period  commencing  upon
the formation of the Company and ending on December 31, 2002, (ii) any subsequent twelve (12) month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clause (ii) of this sentence for which the Company is required to allocate Net Profits, Net Losses and other items of Company income, gain, loss or deduction pursuant to Article VIII hereof.

                           "Gross Asset Value" means, with respect to any asset,
such asset's adjusted basis for federal income tax purposes, except as follows:

         (a) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Tax Matters Member;

         (b) the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Tax Matters Member, as of the following times: (i) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for such Member's Interest; (ii) the contribution to the Company by a Member of more than a de minimis amount of assets in exchange for an Interest; and (iii) the liquidation of the Company within the meaning of Treasury Regulation ss. 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clause (i) or (ii) of this sentence shall be made only if the Tax Matters Member reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

         (c) the Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value of such asset on the date of distribution, as determined by the Tax Matters Member; and

         (d) the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m).

                           If  the  Gross  Asset  Value  of an  asset  has  been
determined or adjusted pursuant to subsection (a), (b) or (d) of this Section, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and Net Losses.


                           "Initiating  Member"  means the Member  hereunder who
initiates the dissolution of the Company  pursuant to Section  13.1(ii),  (iii),
(v), (viii), (ix) or (xi). In the event of dissolution under Section 13.1(ii), the "Initiating Member" shall be the Member whose death, insanity, bankruptcy or dissolution caused the dissolution or with respect to whom any other action under the Delaware Act that caused the termination of such Member's membership occurs. In the event of dissolution under Section 13.1(iii), the "Initiating Member" shall be the Member who initiates a proceeding giving rise to the entry of a decree of judicial dissolution. In the event of dissolution under Section 13.1(v), the "Initiating Member" shall be the Member electing to dissolve. In the event of dissolution under Section 13.1(viii), the "Initiating Member" shall be the Member who fails to timely make a required Capital Contribution. In the event of dissolution under Section 13.1(ix), the "Initiating Member" shall be the Member whose assignment for the benefit of creditors, admission of inability to pay debts or inability to pay debts resulted in the dissolution or with respect to whose assets a receiver, trustee or custodian is appointed, which appointment results in dissolution under Section 13.1(ix). In the event of dissolution under Section 13.1(xi), the "Initiating Member" shall be Commodore Government. In the event of dissolution under Section 13.1(x), the "Initiating Member" shall be Nuvotec-TRI.

                           "Interest" of any Member means the limited  liability
company interest in the Company which represents such Member's rights and interests under, and obligations to comply with the terms of, this Agreement, including such Member's share of the profits and losses of the Company and a Member's right to receive distributions of the Company's assets in accordance with the provisions of this Agreement and the Delaware Act.

                           "Member" means Commodore  Government and Nuvotec-TRI,
and includes any other Person admitted as a member of the Company pursuant to the provisions of this Agreement, individually, when acting in the capacity of each as a member of the Company, and "Members" means Commodore Government and Nuvotec-TRI and any such other members, collectively, when acting in their capacities as members of the Company. For all purposes of the Delaware Act, all Members shall constitute a single class or group of members.

                           "Mixed  Waste  Material"  a  mixture  of  radioactive
materials and hazardous wastes. Commodore utilizes SET by destroying the hazardous elements to remove Resource Conservation and Recovery Act ("RCRA") and Toxic Substances Control Act ("TSCA") regulated compounds from low-level mixed wastes, making the waste acceptable for disposal.

                           "Net Profits and Net Losses"  means,  for each Fiscal
Year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section shall be added to such taxable income or loss;

         (b) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section, shall be subtracted from such taxable income or added to such taxable loss;

         (c) in the event the Gross Asset Value of any Company asset is adjusted pursuant to subsections (b), (c) or (d) of the definition thereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

         (d) gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value; and

         (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period.

                           "Nuvotec-TRI"      means     Technical      Resources
International, Inc., a Washington corporation, and its permitted assigns and successors.

                           "Nuvotec-TRI Managers" shall have the meaning set
forth in Section 6.2(a).

                           "Offeree Member" shall have the meaning set forth in
Section 6.3(c).

                           "Offeror Member" shall have the meaning set forth in
Section 6.3(c).

                           "Permitted   Disposition"   means  a  Transfer  of  a
Member's Interest by a Member to one or more Affiliates of such Member if such Transfer is approved in writing by the other Member prior to such Transfer, which approval shall not be unreasonably withheld or delayed.

                           "Person"   means   any    individual,    corporation,
association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

                           "Securities Act" means the Securities Act of 1933, as
amended from time to time, and any successor statute thereto.

                           "Services   Agreements"  means,   collectively,   the
Services  Agreement  between  Nuvotec-TRI  and  the  Company  and  the  Services
Agreement between Commodore Government and the Company to be entered into pursuant to Section 6.6 hereof, as amended, modified, supplemented or restated from time to time.

                           "Solvated   Electron   Technology"  means  Technology
relating to a chemical process by which an alkali or alkaline metal, such as sodium or calcium, is dissolved into ammonia or other solvents yielding a reducing solution which can be used to process hazardous materials into a less hazardous or non-hazardous form or substance. "Solvated Electron Technology" shall include the patented AGENT 313 Technology of Commodore Applied Technologies, Inc., the parent of Commodore Government, and its Affiliates.

                           "Tax Matters Member" shall be Commodore Government.

                           "Technology"  means  any trade  secrets,  proprietary
rights, patents (including additions, divisions, reissues, continuations or continuations in part, renewals and extensions thereof), patent rights, patent applications (including patents which may issue upon such patent applications), know how, unpatented and/or unpatentable technical information, specifications, processes, inventions, formulae, devices, models, prototypes, methods, documents, materials and other intellectual property.

                           "Transfer"  shall  have  the  meaning  set  forth  in
Section  5.4.  The  terms   "Transferring,"   "Transferor,"   "Transferee"   and
"Transferred" shall have meaning correlative to the meaning of "Transfer."

                           "Treasury   Regulations"   means   the   income   tax
regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  Section 1.2  Heading.

                           The headings and  subheadings  in this  Agreement are
included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                                   ARTICLE II

                               FORMATION AND TERM


                  Section 2.1  Formation.

                           (a) The Members hereby agree to form the Company as a
limited liability company under and pursuant to the provisions of the Delaware Act and agree that the rights, duties and liabilities of the Members shall be as provided in the Delaware Act, except as otherwise provided herein.

                           (b Upon the execution of this Agreement,  Nuvotec-TRI
and Commodore Government shall be members of the Company.

                           (c) An officer  of either  Member,  as an  authorized
person within the meaning of the Delaware Act, shall execute, deliver and file the Certificate and any and all amendments thereto and restatements thereof.

                  Section 2.2  Name.


                           The  name of the  limited  liability  company  formed
hereby and by the filing of the Certificate is Nuvoset, LLC. The business of the Company may be conducted upon compliance with all applicable laws under any other name designated by the Board of Managers. Notwithstanding any provision hereof to the contrary, other than the right to use the trade name "AGENT 313" subject to the limitations set forth herein, the Company, without written approval to the contrary, shall have no right to use any of the marks of Nuvotec-TRI, Commodore or their respective Affiliates, including trademarks, service marks, trade names, slogans or other like property, including the names and marks "Nuvotec", "TRI" and "Commodore" and any derivative thereof and the Nuvotec-TRI logo and any derivatives thereof. Immediately upon the request of Nuvotec-TRI or Commodore Government, respectively, and in any event upon dissolution under Section 13.1 hereof, the Members shall cause the name of the Company to be changed promptly thereafter.

                  Section 2.3  Term.


                           The term of the Company shall commence on the date of
the filing of the Certificate in the office of the Secretary of State of the State of Delaware and shall continue until December 31, 2050, unless extended or dissolved before such date in accordance with the provisions of this Agreement.

                  Section 2.4  Registered Agent and Office.


                           The Company's registered agent and office in Delaware
shall be The Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware. At any time, the Board of Managers may designate another registered agent and/or registered office.

                  Section 2.5  Principal Place of Business.


                           The principal  place of business of the Company shall
be at 723 The Parkway, Suite 200, Richland, WA 99352. At any time, the Board of Managers may change the location of the Company's principal place of business.

                  Section 2.6  Qualification in Other Jurisdictions.

                           The Company shall be qualified,  formed or registered
under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company transacts business in which such qualification, formation or registration is required or desirable. The President, any Vice President, the Secretary or the Treasurer of the Company, as authorized persons within the meaning of the Delaware Act, shall cause to be executed, delivered and filed any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

                                   ARTICLE III

                        PURPOSE AND POWERS OF THE COMPANY


                  Section 3.1  Purpose.


                           The  Company is formed for the object and purpose of,
and the nature of the business to be conducted and promoted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Delaware Act and engaging in any and all activities necessary, convenient, desirable or incidental to the foregoing, including, without limitation, developing Solvated Electron Technology in the Covered Applications, and marketing, selling and providing services using Solvated Electron Technology in the Covered Applications.

    (a) In connection with the potential acquisition of certain assets of ATG Corporation, to provide management, engineering, technical, analytical, training, remediation, operations support, maintenance support, and advisory services including but not limited to the identification, characterization, maintenance, treatment, handling, storage and disposal of RCRA, TSCA, LLMW, Mixed Waste, Transuranic and high level radioactive waste streams (gasses, liquids, solids).

    (b) During the due diligence phase to be performed in support of the potential acquisition of certain assets of the ATG Corporation, additional requirements shall be applicable as delineated in section 16.1(b) hereto.


                  Section 3.2  Powers of the Company.

                           (a) The Company shall have the power and authority to
take any and all actions necessary, appropriate, proper, advisable, convenient or incidental to or for the furtherance of the purpose set forth in Section 3.1, including, but not limited to the power:

                          (i) to conduct its business, carry on its operations and have and exercise the powers granted to a limited liability company by the Delaware Act in any state, territory, district or possession of the United States, or in any foreign country that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

                         (ii) to acquire by purchase, lease, contribution of property or otherwise, own, hold, operate, maintain, finance, improve, lease, sell, convey, mortgage, transfer, demolish or dispose of any real or personal property that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

                        (iii) to enter into, perform and carry out contracts of any kind, including, without limitation, contracts with any Member or any Affiliate thereof, or any agent of the Company necessary to, in connection with, convenient to, or incidental to the accomplishment of the purpose of the Company;

                         (iv) to purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships (including, without limitation, the power to be admitted as a partner thereof and to exercise the rights and perform the duties created thereby), trusts, limited liability companies (including, without limitation, the power to be admitted as a member or appointed as a manager thereof and to exercise the rights and perform the duties created thereby), individuals, or direct or indirect obligations of the United States or of any government, state, territory, governmental district or municipality or of any instrumentality of any of them;

                         (v) to invest and reinvest its funds;

                        (vi) to sue and be sued, complain and defend, and participate in administrative or other proceedings, in its name;

                       (vii) to appoint employees and agents of the Company, and define their duties and fix their compensation;

                      (viii) to indemnify any Person in accordance with the Delaware Act and to obtain any and all types of insurance;

                        (ix) to cease its activities and cancel its Certificate;

                         (x) to negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, acknowledge or take any other action with respect to any lease, contract or security agreement in respect of any assets of the Company;

                        (xi)  to   borrow   money   and   issue   evidences   of
         indebtedness, and to secure the same by a mortgage, pledge or other lien on the assets of the Company;

                      (xii) to pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities; and

                       (xiii) to make, execute, acknowledge and file any and all documents or instruments necessary, convenient or incidental to the accomplishment of the purpose of the Company.

                           (b) The Board of Managers  may  authorize  any Person
(including, without limitation, any other Member) to enter into and implement any document on behalf of the Company.

                           (c) The Company may merge with, or consolidate  into,
another Delaware limited liability company or other business entity (as defined in Section 18-209(a) of the Delaware Act) upon the approval of the Board of Managers in accordance with Section 6.3(a)(ii).

                  Section 3.3  Limitations on Company Powers.


                           Notwithstanding  the  foregoing  provision of Section
3.2, the Company shall not do business in any jurisdiction that would jeopardize the limitation on liability afforded to the Members under the Delaware Act or this Agreement.

                                   ARTICLE IV



                              CAPITAL CONTRIBUTIONS

                              AND CAPITAL ACCOUNTS


                  Section 4.1  Capital Contributions.

                           (a)  Each   Member   shall   make   initial   capital
contributions to the Company in the aggregate amount of $200.00 in cash. Of such aggregate amount, $100.00 will be contributed by each Member within ten (10) days after the date hereof.

                         (b) In the  event  that  at any  time  the  Board  of
Managers determines in accordance with Section 6.3(a)(i) that additional capital contributions of cash are necessary or advisable, the Members shall make such additional capital contributions in cash to the Company as the Board of Managers shall specify. Such additional capital contributions shall be made in equal amounts by the Members. Such additional capital contributions shall be made by each Member within thirty (30) days after the determination by the Board of Managers to require such contributions.

                           (c) Except as provided in  paragraphs  (a) and (b) of
this Section 4.1, no Member shall be required to make any additional capital contribution to the Company. If the Board determines, other than pursuant to such paragraph (b), that additional capital contributions are necessary or advisable, the Company may obtain such additional capital contributions to the Company from any Member or Members willing, in its or their sole and absolute discretion, to make such contributions.

                  Section 4.2  Member's Interest.


                           A  Member's   Interest  shall  for  all  purposes  be
personal property. A Member has no interest in specific Company property.

                  Section 4.3  Status of Capital Contributions.

                           (a) Except as otherwise  provided in this  Agreement,
the amount of a Member's Capital Contributions may be returned to it, in whole or in part, at any time, but only with the approval of the Board. Any such returns of Capital Contributions shall be made to the Members in equal amounts. Notwithstanding the foregoing, no return of a Member's Capital Contributions shall be made hereunder if such distribution would violate applicable state law. Under circumstances requiring a return of any Capital Contribution, no Member shall have the right to demand or receive property other than cash, except as may be specifically provided in this Agreement.

                           (b) No Member shall receive any  interest,  salary or
drawing with respect to its Capital Contributions or its Capital Account or for services rendered on behalf of the Company or otherwise in its capacity as a Member, except as otherwise specifically provided in this Agreement or the Services Agreement.

                           (c)  Except  as  otherwise  provided  herein  and  by
applicable state law, the Members shall be liable only to make their Capital Contributions pursuant to Section 4.1 hereof, and no Member shall be required to lend any funds to the Company. No Member shall have any personal liability for the repayment of any Capital Contribution of any other Member.

                  Section 4.4  Capital Accounts.

                           (a) A separate Capital Account will be maintained for
each Member.

                           (b) Each Member's  Capital  Account will be increased
by:

                       (i) The amount of cash contributed by the Member to the Company;

                         (ii) The Gross Asset Value of real, personal, tangible and intangible property contributed by the Member to the Company pursuant to Section 4.1 (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to Code Section 752);

                        (iii)    Allocations to the Member of Net Profits; and

                         (iv) Allocations to the Member of income described in Code Section 705(a)(1)(B).

                           (c) Each Member's  Capital  Account will be decreased
by:

                          (i) The amount of cash distributed to the Member by the Company;

                         (ii) The Gross Asset Value of property distributed to the Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to Code Section 752);

                        (iii) Allocations to the Member of Net Losses; and

                         (iv)   Allocations   to  the  Member  of   expenditures
         described in Code Section 705(a)(2)(B).

                           (d) In the event of a sale or  exchange of a Member's
Interest, the Capital Account of the transferor shall become the Capital Account of the transferee to the extent it relates to the transferred Interest in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv).

                           (e) The manner in which  Capital  Accounts  are to be
maintained pursuant to this Section 4.4 is intended to comply with the requirements of Code Section 704(b) and the Treasury Regulations promulgated thereunder. If in the opinion of the Company's accountants the manner in which Capital Accounts are to be maintained pursuant to the preceding provisions of this Section 4 should be modified to comply with Code Section 704(b) and the Treasury Regulations thereunder, then, notwithstanding anything to the contrary contained in the preceding provisions of this Section 4.4, the method in which Capital Accounts are maintained shall be so modified; provided, however, that any change in the manner of maintaining Capital Accounts shall not materially alter the economic agreement between or among the Members without the consent of all Members.

                  Section 4.5  Advances.

                           If any Member shall  advance any funds to the Company
in excess of its Capital Contributions, the amount of such advance shall neither increase its Capital Account nor entitle it to any increase in its share of the distributions of the Company. The amount of any such advance shall be a debt obligation of the Company to such Member and shall be repaid to it by the Company with interest at a rate equal to the lesser of (a) a variable rate of interest equal to the prime rate or reference rate announced by Bank of America

NT & SA from time to time at its San Francisco, California headquarters plus 2%, and (b) the maximum rate permitted by applicable law, and upon such other terms and conditions as shall be determined by the Board of Managers. Any such advance shall be payable and collectible only out of Company assets, and the other Members shall not be personally obligated to repay any part thereof. No Person who makes any non-recourse loan to the Company shall have or acquire, as a result of making such loan, any direct or indirect interest in the net profits, capital or property of the Company, other than as a creditor. ARTICLE V

                                     MEMBERS


                  Section 5.1  Powers of Members.


                           The Members  shall have the power to exercise any and
all rights or powers granted to the Members pursuant to the express terms of this Agreement. Except as otherwise specifically provided by this Agreement or required by the Delaware Act, no Member shall have the power to act for or on behalf of, or to bind, the Company without the prior written approval of the Board of Managers.

                  Section 5.2  Reimbursements.


                           The Company  shall  reimburse  the  Members,  for all
ordinary and necessary out-of-pocket expenses incurred by the Members on behalf of the Company to the extent such expense is (a) reflected in the operating or capital budget approved by the Board of Managers pursuant to Section 6.3(a)(ix) or (b) otherwise approved by the Board. Such reimbursement shall be treated as an expense of the Company and shall not be deemed to constitute a distribution or return of capital to any Member.

                  Section 5.3  Partition.

                         Each  Member  waives any and all  rights  that it may
have to maintain an action for partition of the Company's property, except as otherwise expressly provided hereby.

                  Section 5.4  Assignments by and Withdrawal of Members.

                           (a) Certain Prohibitions. Except as set forth in this
Section 5.4, no Member shall resign or withdraw from the Company. No Member shall sell, transfer, assign, convey, pledge, mortgage, encumber, hypothecate or otherwise dispose of or suffer the creation of an interest in or lien on (a
"Transfer") all or any part of its Interest without the consent of the other Member. Such consent shall not be necessary with respect to any proposed Transfer, which constitutes a Permitted Disposition.

                           (b) Conditions to Transfer. Any purported Transfer by
a Member shall satisfy the following additional conditions (any one or more of which may be waived by the Members):

                         (i) the Transferor or Transferee shall undertake to pay all expenses incurred by the Company in connection therewith;

                         (ii) the Company shall receive from the Person to whom such Transfer is to be made a counterpart of this Agreement executed by or on behalf of such Person and such other documents, instruments and certificates as may reasonably be requested by either Member pursuant to which such Transferee shall become bound by this Agreement (including this Section 5.4) with respect to the Interest so Transferred;

                        (iii) the Company shall receive from the proposed Transferor and Transferee such documents, opinions, instruments and certificates as either Member may reasonably request;

                         (iv) the Company shall have received an opinion of counsel reasonably acceptable to the Members (or other assurances reasonably satisfactory to the Members) substantially to the effect that consummating such Transfer:

                                      (A) will not cause the Company to be
                  terminated pursuant to Section 708 of the Code, to lose its status as a partnership for United States federal income tax purposes, or to be considered a publicly traded partnership under Section 7704(b) of the Code;

                                      (B) will not require the Company to
                  register as an investment company under the Investment Company Act or under any similar state securities laws; and

                                      (C) the Transfer contemplated is being
                  made in a manner that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of applicable state securities laws; and

                          (v) such Member is Transferring the Transferred Interest in the Company in such transaction to one or more Transferees, each of which is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                           (c)  Nonconforming  Transfers  Void.  Any  actual  or
purported Transfer of the Interest of any Member that does not comply with the provisions of Section 5.4 shall be void and shall not bind the Company. The Company shall incur no liability for distributions made to any Transferor prior to compliance with Section 5.4 with respect to the Interest that is the subject of any such actual or purported Transfer.

                           (d)  Transferee  Not a Member  in  Absence  of Member
Consent. Notwithstanding anything contained in this Agreement to the contrary (including without limitation any other provision of this Section 5.4), no Transferee of a Member's Interest shall be admitted as a full Member without the written approval of the non-transferring Members which approval may be granted or withheld in the sole and absolute discretion of the non-transferring Members for any reason or for no reason at all. In the event such approval is not given, the proposed Transferee shall not become a Member and shall be merely an assignee of an Interest with no right to participate in the management of the business and affairs of the Company, and the Member whose Interest or portion thereof is sold shall continue as a Member.

                                   ARTICLE VI

                                   MANAGEMENT


                  Section 6.1  Management of the Company.

                           The Board of  Managers  shall  manage the  Company in
accordance with this Agreement, and shall have full, exclusive and complete discretion to manage and control the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and to take all such actions as the Board deems necessary or appropriate to accomplish the purpose of the Company as set forth herein. All action required or permitted to be taken by the Company shall be taken by or at the direction of one or more officers of the Company appointed pursuant to the provisions hereof, who shall be subject to the supervision, direction and control of the Board of Managers. The Board shall have the power and authority to direct the officers to, and the officers shall upon such direction by the Board of Managers, take such action as the Board of Managers shall deem proper, convenient or advisable to carry on the business and purposes of the Company and to exercise any and all of the powers of the Company set forth in Section 3.2 and, consistent with such direction, shall have the authority to bind the Company.

                  Section 6.2  The Board of Managers.

                           (a) Number of Board Members. The number of members of
the Board of Managers shall be four (4). Nuvotec-TRI shall have the right to designate two (2) members of the Board of Managers (the "Nuvotec-TRI Managers") and Commodore Government shall have the right to designate two (2) members of the Board of Managers (the "Commodore Government Managers"). The Nuvotec-TRI Managers shall be selected from among the officers, directors and employees of Nuvotec-TRI and its Affiliates, and the Commodore Government Managers shall be selected from among the officers, directors and employees of Commodore Government and its Affiliates. Each Board member shall hold office until his or her successor shall have been designated pursuant to paragraph (d) below or until such Board member shall resign or shall have been removed in the manner provided herein.

                           (b) Removal of Board Members. Any member of the Board
may be removed at any time, with or without cause, by the Member entitled to designate such Board member.

                           (c) Resignation. Any Person may resign as a member of
the Board at any time by giving written notice to the Board. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, immediately upon its receipt by the Board. Acceptance of such resignation shall not be necessary to make it effective.

                           (d)  Vacancies.  Any  vacancy on the  Board,  whether
because of death, resignation, disqualification, removal, expiration of term or any other cause, shall be filled by designation by the Member who appointed the member of the Board whose departure created such vacancy. Such designation shall be effected by notice delivered to the other Member. Each Member of the Board so chosen to fill a vacancy shall hold office until his or her successor shall have been elected and be qualified or until he or she shall resign or shall have been removed in the manner herein provided.

                         (e)   Meetings;   Place   of   Meetings;   Telephonic
Participation. Meetings of the Board may be held at such times and places within or without the State of Delaware, in person or via teleconference, as the Board may from time to time by resolution designate or as shall be designated by the Person or Persons calling the meeting in the notice or waiver of notice of any such meeting. Regular meetings of the Board shall be held not less than once during every fiscal quarter of the Company. Special meetings of the Board shall be held whenever called by the chairman (if a chairman is designated under Section 6.2(i)) or the President. Notice of the time and place of each such special meeting shall be sent by email, facsimile transmission, telegraph or cable or be delivered personally or mailed to and received by each member of the Board not less than forty-eight (48) hours before the time at which the meeting is to be held. Notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any member of the Board who waives such notice in writing or who is present at such meeting, except a member who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. At the request of any Board member, any or all Board members may participate in any meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all Persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

                           (f) Manner of Acting and Quorum.  Except as otherwise
provided in this Agreement or the Delaware Act, the presence of a majority of the authorized number of Board members shall be required to constitute a quorum for the transaction of business at any meeting of the Board. In the absence of a quorum, a majority of Board members present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The Board members shall act only as a Board, and the individual Board members shall have no power as such. All matters shall be deemed approved by the Board at any meeting duly called and held, a quorum being present, by the affirmative vote of at least three (3) members of the Board.

                           (g) Action Without  Meeting.  Any action  required or
permitted to be taken or which may be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the members of the Board that would be necessary to authorize or take such action at a meeting at which all members of the Board were present and such written consent is filed with the minutes of proceedings of the Board or committee. Prompt notice of the taking of such action without a meeting by less than unanimous written consent shall be given to any member of the Board who has not consented in writing.

                           (h) No  Compensation to Board. No member of the Board
shall receive compensation from the Company for his or her services on the Board.

                           (i) Chairman.  The Board may, by resolution  approved
by the Board in the manner specified in paragraph (f) or (g) above, designate a chairman, who shall preside over all meetings of the Board. The chairman, as such, shall have no other power or authority to act on behalf of the Company. The chairman shall be elected by the Board of Managers.

                         (j) Committees. The Board may, by resolution approved
by the Board in the manner specified in paragraph (f) or (g) above, designate one or more committees, each committee to consist of one or more members of the Board. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board.

               Section 6.3  Actions Requiring Majority Board Approval; Deadlock.

                           (a) Actions  Requiring  Majority Board Approval.  All
actions required or permitted to be taken by the Board of Managers shall be taken only if approved by at least three (3) members of the Board. Without limiting the effect of the foregoing sentence, the following actions shall not be taken without the approval of at least three (3) members of the Board of Managers ("Majority Board Approval"):

                         (i)   the   determination   that   additional   capital
         contributions shall be made by the Members in accordance with Section 4.1(b);

                        (ii) the merger or consolidation of the Company with any other entity, in which the Company is not the surviving entity;

                       (iii) the sale of one hundred percent (100%) of the Interests in the Company by the Members;

                        (iv) the sale of all or substantially all of the Company's assets;

                         (v) the sale, mortgage, pledge, creation of security interests in, lease, license or other disposition of assets or operations of the Company (other than sales of inventory, disposition of surplus or obsolete assets, the licensing of intellectual property rights and other transactions in the ordinary course of business of the Company) with a Fair Market Value greater than $1,000.00 in any transaction;

                         (vi) any acquisition of or investment in the Equity Securities of any Person or the operations of any Person;

                        (vii) capital expenditures of an aggregate amount greater than the aggregate amount of capital expenditures contemplated by the annual operating and capital budget for the relevant Fiscal Year approved by the Board under Section 6.3(a)(ix) plus an amount equal to the lesser of 10% of such aggregate budgeted amount or $1,000.00;

                       (viii) issuance of any additional Interest or Interests in the Company;

                         (ix) approval of the Company's annual operating and capital budget for any Fiscal Year;

                          (x) approval of any strategic operating or capital investment plan for future Fiscal Years, if any;

                         (xi) borrowings in excess of those contemplated by the annual operating and capital budget approved under Section 6.3(a)(ix) above, other than cash advances by a Member under any cash management program established under the Services Agreement between a Member and the Company;

                         (xii) the discharge or appointment of the Company's independent certified public accountants;

                        (xiii) the execution and delivery of (A) any contract, agreement or other obligation requiring the payment or expenditure of more than $1,000.00 by the Company or (B) contracts, agreements or other obligations executed in any Fiscal Year which require, in the aggregate, payments and expenditures in such Fiscal Year which exceed by more than $1,000.00 the aggregate payments and expenditures contemplated in the budget for such Fiscal Year approved by the Board under Section 6.3(a)(ix); or

                        (xiv) any assignment or sublicense of any rights to the Solvated Electron Technology licensed to the Company under the Commodore/Company License Agreement, other than as may be necessary in connection with the performance of any contract, agreement or obligation which is itself the subject of Majority Board Approval;

                           (b) Deadlock.  If the Board of Managers  Deadlocks on
any matter:

                         (i) If each of the Members so agrees, the Members may seek and employ the services of a provisional member of the Board of Managers who shall be mutually acceptable to both parties and who shall be authorized to cast a decisive vote in order to break the Deadlock.

                         (ii) If the Members fail, within ten (10) business days after Deadlock occurs, to appoint a provisional Board member, either Member may by written notice, given prior to the expiration of thirty
         (30) business days after the Deadlock occurs, offer to buy (a "Buy-Out Offer") the other Member's Interest in accordance with Section 6.3(c) below.

                        (iii) If (A) a Buy-Out Offer has not been made within such thirty (30) business day period, (B) a Buy-Out Offer is timely made but is rejected or deemed rejected under Section 6.3(c)(i), or (C) a Buy-Out Offer is timely made and accepted but the purchase and sale pursuant to such Buy-Out Offer are not consummated within the thirty
         (30) business day period set forth in Section 6.3(c)(ii), then, for a period of up to ninety (90) days from the date of Deadlock, either Member may by written notice elect to dissolve the Company pursuant to
         Section 13.1(v).

                         (iv) The Commodore/Company License Agreement shall continue in full force and effect, irrespective of whether such Deadlock prevents the Company from using the Technology licensed thereunder; provided, however, during such Deadlock neither Member (nor its Affiliates or licensees), shall have the right to commit to the use of the Technology licensed under the Commodore/Company License Agreements for the Covered Applications, irrespective of whether such Deadlock prevents the Company from using such Technology licensed thereunder.

                          (c)    Buy-Out Offer in the Event of Deadlock.
                                 --------------------------------------

                         (i) The Buy-Out Offer. If the Members fail,  within ten
         (10) business days after a Deadlock to appoint a provisional Board member, either Member may make a written Buy-Out Offer for the other Member's Interest at a specified purchase price in cash (the "Buy-Out Price"). If a Member (the "Offeror Member") makes a written Buy-Out Offer for the Interest of the other Member (the "Offeree Member"), such Offeree Member shall, within fifteen (15) business days from the date of receiving such Buy-Out Offer, communicate to the Offeror Member whether the Offeree Member accepts or rejects the Buy-Out Offer at the Buy-Out Price; provided, however, that if the Offeree Member fails to timely respond to the Buy-Out Offer with a response of "accept" or "reject", the Offeree Member shall be deemed to have rejected the Buy-Out Offer.

                         (ii) Acceptance of the Buy-Out Offer. If the Offeree Member accepts the Buy-Out Offer by delivering written notice of such acceptance to the Offeror Member, the Offeror Member and the Offeree Member shall, within thirty (30) business days from the date of such written acceptance, or at such other time as shall be mutually agreeable to such Members, consummate the purchase and sale of the Offeree Member's Interest for the Buy-Out Price specified in the Buy-Out Offer.

                       (iii) Rejection of the Buy-Out Offer. If the Offeree Member rejects the Buy-Out Offer by timely delivering written notice of such rejection to the Offeror Member or is deemed to have rejected the Buy-Out Offer pursuant to subparagraph (i) above, the Buy-Out Offer shall terminate and will thereupon no longer be subject to acceptance.

                       (iv) Effect of Buy-Out on License Agreements. The consummation of the purchase of a Member's Interest pursuant to a Buy-Out Offer under this Section 6.3(c) shall not affect or result in the termination of the Commodore/Company License Agreement or the Commodore/Nuvoset License Agreement. After the consummation of such purchase, the rights and obligations of the Company under the Commodore/Company License Agreement may be assigned by the Company to, and assumed by, the Member who purchased such Interest.

         Section 6.4  Officers.

                           (a) Number. The officers of the Company may contain a
President, one or more Vice Presidents, a Secretary and a Treasurer, which may be one and the same individual, and such other officers as the Board of Managers may appoint from time to time.

                           (b)  Election,  Term of  Office,  Qualifications  and
Authority. The officers of the Company shall be appointed annually. Each officer shall be designated by Nuvotec-TRI and Commodore Government and be reasonably acceptable to Nuvotec-TRI and Commodore Government. Each officer shall hold office until his or her successor shall have been duly chosen and shall qualify or until his or her resignation or removal in the manner hereinafter provided. Subject to the control of the President and to any restrictions imposed by the Board of Managers, the officers of the Company shall have the authority to take action for and on behalf of the Company in connection with the day-to-day administration and management of the Company's business; provided, however, that no action shall be taken by any officer which requires Majority Board Approval under Section 6.3(a)(i) through (xiv), without first having said approval.

                           (c) Other Officers, Assistants, Agents and Employees.
In addition to the officers specified in Sction 6.4(a), the Board of Managers may appoint other officers, assistants, agents and employees as it may deem necessary or advisable, each of whom shall hold office for such period, have such authority, and perform such duties as the Board of Managers may from time to time determine. The Board of Managers may delegate to any officer of the Company or any committee of the Board of Managers the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

                           (d)  Removal.  Any  officer,   assistant,   agent  or
employee of the Company may be removed, with or without cause, at any time by the Board of Managers or any officer of the Company upon whom or which such power of removal may be conferred by the Board of Managers.

                           (e) Resignations. Any officer or assistant may resign
at any time by giving written notice of his or her resignation to the Board of Managers or the Secretary of the Company. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board of Managers or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                           (f)  Vacancies.  A vacancy in any  office  because of
death, resignation, removal, disqualification or other cause may be filled for the unexpired portion of the term thereof in the manner prescribed in this Agreement for regular appointments or elections to such office.

                           (g) President.  The President of the Company shall be
the chief executive officer of the Company and shall have, subject to the control of the Board of Managers, general and active supervision and management over the business of the Company and over its several officers, assistants, agents and employees. The President shall report to and consult with the Board of Managers from time to time. The President shall be elected by the Board of Managers.

                           (h) Vice  Presidents.  The  Board of  Managers  shall
determine  the  number  of Vice  Presidents  and the  title of each.  Each  Vice
President shall have such powers and perform such duties as the Board of Managers or the President may from time to time prescribe. At the request of the President, or in case of the President's absence or inability to act, upon the request of the Board of Managers, a Vice President designated by the Board shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

                           (i) Secretary.  The Secretary shall, if present,  act
as secretary of and record the proceedings of all meetings of the Board, of the Members, and of all committees of which a secretary shall not have been otherwise appointed for that purpose; he or she shall see that all notices are duly given in accordance with the Bylaws and as required by law; and, in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned by the Board of Managers or the President.

                           (j) Treasurer.  The Treasurer  shall have the general
care and custody of the funds and securities of the Company, and shall deposit all such funds in the name of the Company in such banks, trust companies or other depositories as shall be selected by the Board of Managers. He or she shall receive, and give receipts for, moneys due and payable to the Company from any source whatsoever. He or she shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Company and the preparation of such records and reports in connection therewith as may be necessary or desirable. He or she shall, in general, perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Board of Managers or the President.

                           (k) Other  Officers.  Each other  officer  shall have
such powers and perform such duties as the Board of Managers may from time to time prescribe.

                           (l) Compensation. The compensation of the officers of
the Company shall be fixed from time to time by the Board of Managers. None of such officers shall be prevented from receiving such compensation by reason of the fact that he or she is also a member of the Board of Managers of the Company. Nothing contained herein shall preclude any officer from serving the Company, any related Person or any Member in any other capacity and receiving proper compensation therefor.

                  Section 6.5  Contracts and Bank Accounts.

                           (a) Execution of Contracts. The Board of Managers may
authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances; and unless so authorized, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount, except that with the approval of the President, any officer may enter into any contract or execute any instrument which does not require Majority Board Approval under the provisions of Section 6.3(i) through (xiv).

                           (b) Checks and Drafts.  All  checks,  drafts or other
orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Company, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by the Board of Managers.

                           (c) Deposits.  All funds of the Company not otherwise
employed shall be deposited from time to time to the credit of the Company in the manner set forth in the Services Agreement or in such banks, trust companies or other depositories as the Board of Managers may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Company to whom such power shall have been delegated by the Board of Managers. For the purpose of deposit and for the purpose of collection for the account of the Company, the President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Company who shall from time to time be designated to do so by the Board of Managers) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Company.

                           (d) General and Special Bank  Accounts.  The Board of
Managers may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board of Managers may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Company to whom such power shall have been delegated by the Board of Managers. The Board of Managers may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of this Agreement, as it may deem expedient.

                  Section 6.6  Services Agreements.

          Promptly after the date hereof, the Company shall enter into Services Agreements with Nuvotec-TRI and Commodore Government providing for Nuvotec-TRI and Commodore Government or their respective Affiliates to provide the services to the Company outlined in Exhibit A attached hereto for the consideration set forth therein.

                  Section 6.7  Breach of Contracts.


                           Notwithstanding any provision hereof to the contrary,
unless at least three (3) members of the Board of Managers otherwise consent, after the Company enters into any contract, agreement or similar obligation the Company shall be deemed fully authorized to, and shall, take all action necessary to perform all of its obligations under such contract, agreement or other obligation. Notwithstanding the foregoing, unless such Member otherwise agrees, no Member shall be obligated to provide any capital contributions, loans or other funding to the Company, whether or not such funding may be necessary to enable the Company to perform its obligations under any contract, agreement or other obligation.

                                  ARTICLE VII

                             AMENDMENTS AND MEETINGS


                  Section 7.1  Amendments.


                           Any amendment to this Agreement  shall be adopted and
be effective as an amendment hereto if approved in writing by each of the Members; provided, however, that no amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result thereof would be to cause the Company to be treated as anything other than a partnership for purposes of United States income taxation.

                  Section 7.2  Meetings of the Members.

                           (a) Annual  Meetings.  Annual meetings of the Members
of the Company for the purpose of electing the Board of Managers and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine.

                           (b) Special Meetings. Special meetings of the Members
of the Company for any proper purpose may be called at any time by the Board of Managers or any Member. The President shall call a special meeting to occur within thirty (30) days after the Company receives a notice from either Member requesting a special meeting and setting forth the purposes thereof.


                  Section 7.3  Place of Meetings; Participation by Telephone.


                           All  meetings of the Members of the Company  shall be
held at such places, within or without the State of Delaware, in person or via teleconference, as may from time to time be designated by the Person or Persons calling the meeting, and specified in the respective notices or waivers of notice thereof. If both Members agree, any Member may participate in any meeting by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

                  Section 7.4  Notice of Meetings.


                           Except as otherwise  required by law,  notice of each
meeting of the Members of the Company shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each Member of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such Member personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such Member at such Member's post office address furnished by such Member to the Board of Managers for such purpose or, if such Member shall not have furnished to the Board of Managers an address for such purpose, then at such Member's post office address last known to the Board of Managers, or by transmitting a notice thereof to such Member at such address by personal delivery, facsimile, telegraph, cable or wireless. Every notice of a meeting of the Members shall state the place, date and hour of the meeting, and the purpose or purposes for which the meeting is called. Notice of any meeting of Members shall not be required to be given to any Member who shall have waived such notice, and such notice shall be deemed waived by any Member who shall attend such meeting in person or by proxy, except as a Member who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the Members need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.


                  Section 7.5  Quorum.

                           Both  Members  shall be present in person or by proxy
in order to constitute a quorum for the transaction of business at any meeting of the Members or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, any Member may adjourn such meeting from time to time. At any such reconvened adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

                  Section 7.6  Voting.

                           (a) At any  meeting of the  Members  of the  Company,
except as provided in this Agreement or the Delaware Act, all matters shall be approved by both Members. The vote at any meeting of the Members on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the Member voting, or by its proxy if there be such proxy.

                           (b) Any such voting  rights may be  exercised  by the
Member in person or by proxy appointed by an instrument in writing, subscribed by such Member or its attorney thereunder authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a Member who may theretofore have given a proxy shall have the effect of revoking the same with respect to such meeting.

                  Section 7.7  Action Without Meeting.


                           Any action required to be taken or which may be taken
at any meeting of Members of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by both Members.

                  Section 7.8  Board of Managers to Preside at Meetings.


                           Each  meeting of Members  shall be  conducted  by the
Chairman, if designated under Section 6.2(i), President or by such other Person that the Board of Managers specifies or, if the Board of Managers fails to do so, that the Members specify.

                                  ARTICLE VIII

                                   ALLOCATIONS


                  Section 8.1  Net Profits and Net Losses.

                           Subject to the allocation rules of Section 8.2
hereto, Net Profits and Net Losses for any Fiscal Year shall be allocated 50% to Commodore Government and 50% to Nuvotec-TRI; provided, both Members have complied with Article IV, Sections 4.1 through 4.5 with respect to capital contributions.

                  Section 8.2  Allocation Rules.

                           (a) For purposes of determining the Net Profits,  Net
Losses or any other items allocable to any period, Net Profits, Net Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the Tax Matters Member using any method that is permissible under ss.706 of the Code and the Treasury Regulations thereunder.

                           (b) Except as otherwise  provided in this  Agreement,
all items of Company income, gain, loss, deduction and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share Net Profits and Net Losses for the Fiscal Year in question.

                           (c)  The   Members   are  aware  of  the  income  tax
consequences of the allocations made by this Article VIII and hereby agree to be bound by the provisions of this Article VIII in reporting their shares of Company income and loss for income tax purposes.

                  Section 8.3  Tax Allocations; Section 704(c) of the Code.

                           (a) In accordance  withss.704(c)  of the Code and the
Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.1 hereof).

                           (b) In the event the Gross Asset Value of any Company
asset is adjusted pursuant to Paragraph (ii) of the definition of "Gross Asset Value" contained in Section 1.1 hereof, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under ss.704(c) of the Code and the Treasury Regulations thereunder.

                           (c) Any  elections  or other  decisions  relating  to
allocations under this Section 8.3, including the selection of any allocation method permitted under Treasury Regulation ss. 1.704-3, shall be made by the Tax Matters Member in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 8.3 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profits, Net Losses, other items or distributions pursuant to any provision of this Agreement.


                                   ARTICLE IX

                                  DISTRIBUTIONS


                  Section 9.1  Pro Rata Distributions.


                           Except as  otherwise  provided in Article XIII hereof
(relating to the dissolution of the Company), any distribution during any Fiscal Year shall be distributed 50% to Commodore Government and 50% to Nuvotec-TRI; provided, that both Members have complied with Article IV, Sections 4.1 through
4.5 with respect to capital contributions. .

                  Section 9.2  Distribution Rules.

                          (a) All distributions pursuant to Section 9.1 hereof shall be at such times and in such amounts as shall be determined by the Board of Managers.

                          (b) All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, or distribution to the Company or the Members shall be treated as amounts distributed to the Members pursuant to this Article IX for all purposes of this Agreement. The Company shall withhold from distributions and pay over to any federal, state or local government any amounts required to be so withheld pursuant to the Code or any provision of any other federal, state or local law.

                  Section 9.3  Limitations on Distributions.

Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member with respect to such Member's Interest if such distribution would violate Section 18-607 of the Delaware Act or other applicable law.

                                    ARTICLE X

                                BOOKS AND RECORDS


                  Section 10.1  Books, Records and Financial Statements.

                          (a) At all times during the continuance of the Company, the Company shall maintain, at its principal place of business, separate books of account for the Company that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the Company business in accordance with generally accepted accounting principles consistently applied, and, to the extent inconsistent therewith, in accordance with this Agreement. Such books of account, together with a copy of this Agreement and of the Certificate, shall at all times be maintained at the principal place of business of the Company and shall be open to inspection and examination at reasonable times by each Member and its duly authorized representative for any purpose reasonably related to such Member's interest as a member of the Company.

                          (b) The Treasurer of the Company shall prepare and maintain, or cause to be prepared and maintained, the books of account of the Company. The following financial information shall be transmitted by the Company to each Member within three (3) months after the close of each Fiscal Year:

                         (i) audited balance sheet of the Company as of the beginning and close of such Fiscal Year;

                        (ii) statement of Company net profits and net losses for such Fiscal Year;

                       (iii) statement of such Member's Capital Account as of the close of such Fiscal Year, and changes therein during such Fiscal Year;

                        (iv) a statement indicating such Member's share of each item of Company income, gain, loss, deduction or credit for such Fiscal Year for income tax purposes; and

                         (v) copies of the auditor's report on the Company's financial statements delivered under clause (i) and (ii) above and the management letter of such auditors for such Fiscal Year.

                  Section 10.2  Accounting Method.


                           For both financial and tax reporting purposes and for
purposes of determining net profits and net losses, the books and records of the Company shall be kept on the accrual method of accounting applied in a consistent manner and shall reflect all Company transactions and be appropriate for the Company's business.

                  Section 10.3  Audit.

                           The  financial  statements  of the  Company  shall be
audited by an independent certified public accountant selected by the Board of Managers, with such audit to be accompanied by a report of such accountant containing its opinion. The cost of such audits will be an expense of the Company.

                                   ARTICLE XI

                                   TAX MATTERS


                  Section 11.1  Tax Matters Member.

                          (a) The Tax Matters Member shall arrange for the preparation and timely filing of all returns relating to Company income, gains, net losses, deductions and credits, as necessary for federal, state and local income tax purposes.

                          (b) Commodore Government is hereby designated as "Tax Matters Member" of the Company for purposes of ss. 6231(a)(7) of the Code and is authorized and required to represent the Company in connection with any administrative proceeding at the Company level with the Internal Revenue Service relating to the determination of any item of Company income, gain, loss, deduction or credit for federal income tax purposes.

                  Section 11.2  Right to Make Section 754 Election.


                           The Tax Matters Member may make or revoke, on behalf
of the Company, all elections in accordance with ss. 754 of the Code, so as to adjust the basis of Company property in the case of a distribution of property within the meaning of ss. 734 of the Code, and in the case of a transfer of a Company interest within the meaning of ss. 743 of the Code. Each Member shall, upon request of the Tax Matters Member, supply the information necessary to give effect to such an election.

                  Section 11.3  Taxation as Partnership.


                           The  Company  shall be treated as a  partnership  for
U.S. federal income tax purposes.


                                   ARTICLE XII

                   LIABILITY, EXCULPATION AND INDEMNIFICATION


                  Section 12.1  Liability.

                           Except as otherwise provided by the Delaware Act, the
debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

                  Section 12.2  Exculpation.

                           (a) No Covered  Person shall be liable to the Company
or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement.

                           (b) A  Covered  Person  shall be fully  protected  in
relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, net profits, net losses, or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

                  Section 12.3  Duties and Liabilities of Covered Persons.

                           (a) To the  extent  that,  at  law  or in  equity,  a
Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Covered Person as related to this Agreement.

                           (b) Unless otherwise  expressly  provided herein, (i)
whenever a conflict of interest  exists or arises between  Covered  Persons,  or
(ii) whenever this Agreement or any other agreement contemplated herein provides that a Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Company or any Member, the Covered Person shall resolve such conflict of interest, taking such action or providing such terms, considering in each case the relative interest of each party (including its own interest) such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Covered Person, the resolution, action or term so made, taken or provided by the Covered Person shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Covered Person at law or in equity or otherwise.

                           (c)  Whenever in this  Agreement a Covered  Person is
permitted or required to make a decision (i) in its "discretion" or under a grant of similar authority or latitude, the Covered Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company or any other Person, or (ii) in its "good faith" or under another express standard, the Covered Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or other applicable law. Notwithstanding any other provision of this Agreement, in determining whether to authorize the Company to pursue, submit a bid or proposal for or enter into any contract, agreement or other obligation for any Covered Application, each member of the Board of Managers shall be permitted, in his or her discretion, to vote on, consent to or otherwise act with respect to any such authorization considering any interests and factors which such member of the Board desires, including the interests of the Member which appointed such Board member and the presence or absence of full indemnification by the U.S. government or other contracting party and the extent of insurance coverage for any liabilities (including but not limited to liabilities for infringement of patents or other rights to Technology owned by the Members and/or third parties) which may result from the performance of such contract, agreement or obligation. Such Board Member shall have no duty to give consideration to any interest of or factors affecting the Company, the other Member or any other Person.

                  Section 12.4  Indemnification.

                           To the fullest extent  permitted by applicable law, a
Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement; provided, however, that any indemnity under this Section 12.4 shall be provided out of and to the extent of Company assets only, and no other Covered Person shall have any personal liability on account thereof.

                  Section 12.5  Expenses.


                           To the fullest extent permitted by applicable law,
expenses (including legal fees) incurred by a Covered
Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in Section 12.4 hereof.

                  Section 12.6  Insurance.


                           Promptly after the date hereof, the Company shall use
reasonable efforts to obtain patent infringement liability insurance covering any liability to third parties arising from the use of the Technology licensed to the Company under the Commodore/Company License Agreement, on such terms and in such amounts as are reasonably acceptable to the Members. Subject to the provisions of Section 12.7, the Company may purchase and maintain other insurance, to the extent and in such amounts as the Board of Managers shall deem reasonable, on behalf of Covered Persons and such other Persons as the Board of Managers shall determine, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of the Company or such indemnities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement. The Board of Managers and the Company may enter into indemnity contracts with Covered Persons and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under Section 12.5 hereof and containing such other procedures regarding indemnification as are appropriate.

                  Section 12.7  Outside Businesses.

                           (a)  Subject  to  paragraph  (b) below,  each  Member
shall, and shall cause its Affiliates to, engage in the business of the Covered Applications only through the Company. Subject to paragraph (b) below, each Member shall not itself, or permit any of its Affiliates to, engage in the business of the Covered Applications other than for or on behalf of the Company. Notwithstanding the foregoing, Nuvotec-TRI or Commodore Government or any of their Affiliates may act as the prime contractor or as a subcontractor on any contract requiring both services within the Covered Applications and goods or services outside of the Covered Applications, provided that the services within the Covered Applications shall not be provided by Nuvotec-TRI or Commodore Government or Affiliates and shall be provided only by the Company. Nothing herein shall prevent the sale of goods or services by Nuvotec-TRI or Commodore Government or any of their Affiliates to any Person who is engaged in the Covered Applications if such goods or services are of a type not produced or provided primarily for the Covered Applications.

                           (b) Except as otherwise  provided in Section  12.7(a)
above, any Member or Affiliate thereof may engage in or possess an interest in other business ventures of any nature or description, independently or with others, and the Company and the Members shall have no rights by virtue of this Agreement in and to such independent ventures or the income or net profits derived therefrom, and the pursuit of any such venture, shall not be deemed wrongful or improper unless in direct violation of Section 12.7(a) or any other provision set forth herein or in any other agreement executed by any of the parties in connection herewith.

                                  ARTICLE XIII

                    DISSOLUTION, LIQUIDATION AND TERMINATION


                  Section 13.1  Dissolution


                           The Company  shall be dissolved and its affairs shall
be wound up upon the occurrence of any of the following events:

                         (i) The expiration of the term of the Company, as provided in Section 2.3 hereof;

                         (ii) The death, insanity, bankruptcy or dissolution of a Member, or the occurrence of any other event under the Delaware Act that terminates the continued membership of a Member in the Company;

                         (iii) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act;

                         (iv) the written election of both Members to dissolve the Company;

                         (v) The election, pursuant to Section 6.3(b)(iii), of any Member to dissolve the Company;

                         (vi) The election of any Member to dissolve the Company if the Company has not generated annual revenues in the Fiscal Year ending December 31, 2005 of at least $10,000,000.00 as indicated in the audited financial statements prepared by the Company pursuant to
         Section 10.1(b) (or in the absence of such audit, such financial statements as may be available to the parties); provided, however, that such election may be made only prior to May 1, 2006;

                         (vii) The election of any Member to dissolve the Company if the Company fails to achieve annual revenues of $10,000,000.00 in the Fiscal Year ending December 31, 2005 or any subsequent Fiscal Year, as indicated in the audited financial statements prepared by the Company pursuant to Section 10.1(b) (or in the absence of such audit, such financial statements as may be available to the parties); provided, however, that such election may be made only prior to May 1 in any Fiscal Year based on the annual revenues of the immediately preceding Fiscal Year;

                         (viii) The election of any Member to dissolve the Company if the other Member has failed to make a Capital Contribution required under Section 4.1(a) or (b) and such failure has continued for a period of at least thirty (30) days after notice to such defaulting Member of such failure;

                         (ix) The election of any Member to dissolve the Company if the other Member has made an assignment for the benefit of creditors, has admitted in writing its inability to pay its debts as they become due or is unable to pay its debts as they become due or a receiver, trustee or custodian is appointed to take possession of all or substantially all of its assets;

                         (x) The election of Commodore Government to dissolve the Company if (A) Nuvotec-TRI sells or otherwise transfers all or substantially all of its assets other than to an Affiliate of Nuvotec-TRI; (B) Nuvotec-TRI merges with another entity as a result of which capital stock or other equity interests of the surviving entity having a majority of the voting power of such surviving entity become held by a person or entity other than an Affiliate of Nuvotec-TRI prior to the merger; or (C) capital stock of Nuvotec-TRI having a majority of the voting power of Nuvotec-TRI is sold or otherwise transferred to a person or entity other than an Affiliate of Nuvotec-TRI prior thereto; provided however, that in no event shall any sale of all or substantially all of the assets, merger or sale of stock holding a majority of the voting power of Nuvotec-TRI, permit Commodore Government to dissolve the Company irrespective of whether such transaction may also involve a transaction of the type described in clause (A), (B) or (C) above;

                         (xi) The election of Nuvotec-TRI to dissolve the Company if (A) Commodore Government sells or otherwise transfers all or substantially all of its assets other than to an Affiliate of Commodore Government; (B) Commodore Government merges with another entity as a result of which capital stock or other equity interests of the surviving entity having a majority of the voting power of such surviving entity become held by a person or entity other than an Affiliate of Commodore Government prior to the merger; or (C) capital stock of Commodore Government having a majority of the voting power of Commodore Government is sold or otherwise transferred to a person or entity other than an Affiliate of Commodore Government prior thereto; provided however, that in no event shall any sale of all or substantially all of the assets, merger or sale of stock holding a majority of the voting power of Commodore Environmental Services, Inc., permit Nuvotec-TRI to dissolve the Company irrespective of whether such transaction may also involve a transaction of the type described in clause (A), (B) or (C) above;

                         (xii) The election of Nuvotec-TRI to dissolve the Company within 30 days after the date hereof if Nuvotec-TRI determines in good faith in its discretion that there is a material risk that: (A) the use in the Covered Applications of the Technology licensed under the Commodore/Company License Agreement to the Company may infringe the rights of others, (B) Commodore Applied Technologies, Inc. may not own the rights to the Technology licensed under the Commodore/Company License Agreement to the Company, free and clear of any liens, claims, encumbrances or other interests, (C) such rights may not be valid and enforceable, (D) the license of the patents included in the Technology under the Commodore/Company License Agreement may not allow the Company to bar third parties from the use of the Technology which is the subject of such patents, or (E) the other benefits of such patents may not be available to the Company (it being understood that the failure of Nuvotec-TRI to make any election under this Section 13.1(xii) shall not be deemed a waiver of any right of the Company, Nuvotec-TRI or its Affiliates resulting from any such infringement, non-ownership, lack of validity or enforceability, inability to bar third parties from use or absence of other benefits); or

                         (xiii) The election of Nuvotec-TRI to dissolve the Company, if it becomes impracticable for the Company to use Technology licensed to the Company under the Commodore/Company License Agreement for the Covered Applications, as a result of a temporary restraining order (which has not been lifted or dissolved within 30 days), preliminary injunction (which has not been lifted or dissolved within 30 days), permanent injunction, judgment of infringement issued by a court or other tribunal, or any agreement whereby the Company agrees not to use any of such Technology as a result of any allegation of infringement, whether any such impediment to the use of such Technology could be eliminated by the payment of royalties or other amounts to a third party.

                  Section 13.2  Notice of Dissolution.


                           Upon the dissolution of the Company, the Company
shall promptly notify the Members of such dissolution.

                  Section 13.3  Liquidation.

                           (a)  Winding  Up  by   Liquidating   Trustees.   Upon
dissolution of the Company, the Board of Managers, as liquidating trustees, shall immediately commence to wind up the Company's affairs; provided, however, that a reasonable time shall be allowed for the performance by the Company of any executory contract or contracts to which the Company is then a party and otherwise for the orderly liquidation of the assets of the Company and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The Members shall continue to share net profits and net losses during liquidation in the same proportions, as specified in Article VIII hereof, as before liquidation. The proceeds of liquidation shall be distributed, as realized, in the manner provided in Section 18-804 of the Delaware Act, subject to the applicable provisions of Article IX. In the event that any member of the Board of Managers is unable or unwilling to perform in its capacity as a liquidating trustee, a replacement liquidating trustee shall be appointed. Such replacement trustee shall be designated in the manner set forth in Section 6.2(d).

                           (b) Transfer of Company  Technology to Members.  Upon
dissolution, the liquidating trustees shall cause any Technology owned by the Company or licensed to the Company and which may be sublicensed (but in any event not including the Technology licensed to the Company under the Commodore/Company License Agreement, which is subject to Section 13.3(c) below) to vest equally in each of the Members, and the Company and each of the Members shall execute such assignments, licenses and sublicenses as shall be necessary to accomplish the foregoing.

                         (c) Effect of  Dissolution  on  Technology  Licenses.
Upon dissolution of the Company, the license granted to the Company under the Commodore/Company License Agreement shall be limited to use in connection with the performance of any then existing contracts to be performed after dissolution pursuant to Section 13.3(a). Upon the dissolution of the Company pursuant to
Section 13.1(i), (iv), (vi), (vii), (x), (xii) or (xiii), the license granted to Nuvotec-TRI under the Commodore/Nuvoset License Agreement shall be terminated. Upon the dissolution of the Company pursuant to Section 13.1(ii), (iii), (v),
(viii), (ix) or (xi), the license granted to Nuvotec under the Commodore/Nuvoset License Agreement shall (i) remain in full force and effect if the Initiating Member in such dissolution is Commodore Government; and (ii) be terminated if the Initiating Member in such dissolution is Nuvotec-TRI.

                  Section 13.4  Termination


                           The Company shall terminate when all of the assets of
the Company have been distributed in the manner provided for in this Article XIII, and the Certificate shall have been canceled in the manner required by the Delaware Act.

                  Section 13.5  Claims of the Members.


                           Members and former  Members  shall look solely to the
Company's assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members and former Members shall have no recourse against the Company or any other Member.



                                   ARTICLE XIV

                         REPRESENTATIONS, WARRANTIES AND

                            COVENANTS OF THE MEMBERS


                  Section 14.1  Representations.


                           Each Member represents and warrants to and covenants
with the other Member and the Company as follows:

                           (a) Such Member is duly organized,  validly  existing
and in good standing under the laws of its jurisdiction of incorporation with all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

                           (b) This Agreement  constitutes the legal,  valid and
binding obligation of such Member enforceable against such Member in accordance with its terms.

                           (c) No consents or approvals from, or notification of
or filings with any governmental authority or other person or entity are required for such Member to enter into this Agreement. All action on the part of such Member or any of its Affiliates necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, have been duly taken.

                           (d) The execution  and delivery of this  Agreement by
such Member and the consummation of the transactions contemplated hereby by such Member do not conflict with or contravene the provisions of any organizational document, agreement or instrument by which such Member, any of its Affiliates or any of their respective properties are bound or any law, rule, regulation, order or decree to which such Member or any of its Affiliates or any of their respective properties are subject. There is no action, suit or proceeding pending or threatened against or affecting such Member, any of its Affiliates or any of their respective properties before any court or arbitrator or any governmental body, agency or official which seeks to prohibit or could adversely affect the ability of such Member to enter into this Agreement or perform its obligations hereunder or which in any manner draws into question the validity of this Agreement or any of the other agreements entered into hereunder.

                           (e)  Such  Member  will  not  Transfer  or  offer  to
Transfer its Interest in violation of the Securities Act of 1933 or any other applicable federal or state law.

                           (f) Such Member's interest in the Company is intended
to be and is being acquired solely for such Member's own account for investment and with no present intention of distributing or reselling all or any part thereof; such Member acknowledges that it is able and is prepared to bear the economic risk of making all Capital Contributions contemplated hereby and to suffer a complete loss thereof.

                  Section 14.2  Confidentiality.

                           (a)  Confidential  Information.  Each  Member and the
Company shall, except as may be specifically permitted hereunder, (i) use its best efforts to protect the proprietary or confidential information of the other parties in the same manner it protects its own proprietary or confidential information, (ii) not disclose to any person the existence or terms of this Agreement, or any other contract or agreement between the Company, the Members or the Members' Affiliates, unless both Members have consented thereto, and
(iii) not use the confidential and proprietary information of the others, except in each case under the foregoing clauses (i), (ii) and (iii), to the extent and for the purposes contemplated in this Agreement or permitted by any other contract or agreement between the Company, the Members or any of the Members' Affiliates, including the Commodore/Company License Agreement, and the Commodore/Nuvoset License Agreement. The provisions of this Section 14.2(a) shall apply to any proprietary or confidential information of any party, whether furnished prior to the date hereof or after the date hereof.

                           (b) Exceptions.  The  obligations of  confidentiality
and nonuse imposed under this Section 14.2 shall not apply to any confidential or proprietary information of the disclosing party which:

                         (i) is or becomes public or available to the general public otherwise than through any act or default of the non-disclosing party;

                         (ii) is obtained or derived from a third party which, to the best knowledge of the non-disclosing party, is lawfully in possession of such information and does not hold such information subject to any confidentiality or nonuse obligations; or

                         (iii) is required to be disclosed by one of the parties pursuant to applicable law, or under a government or court order; provided, however, that (A) the obligations of confidentiality and nonuse shall continue to the fullest extent not in conflict with such law or order, and (B) if and when a party is required to disclose such confidential or proprietary information pursuant to any such law or order, such party shall use its best efforts to (1) give the other party prompt notice of such requirement so as to permit such party time in which to appeal, oppose or take other protective action and (2) obtain a protective order or take such other actions as will prevent or limit, to the fullest extent possible, public access to, or disclosure of, such confidential or proprietary information.

                  Section 14.3  Announcements.


                           None of the Members or the Company shall make,  issue
or release any public announcement, press release, acknowledgment or other statement regarding the formation of the Company or any development, achievement or other event relating to the Company or its business unless both Members have provided their prior written consent as to the content and time of release of and the media in which such statement is to be made; provided, however, that either Member or the Company may make any statement which it is required to make by law.

                                   ARTICLE XV

                                  MISCELLANEOUS

                  Section 15.1  Notices


                           All notices  provided for in this Agreement  shall be
in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows.

                           (a) If given to the Company, at the Company's mailing
address set forth below with copies to Nuvotec-TRI and Commodore Government at the addresses set forth in Section 15.1(b) and (c):

                           Nuvoset, LLC
                           723 The Parkway, Suite 200
                           Richland, Washington 99352
                           Attention:  Robert L. Ferguson
                           Telecopier No.:  509-943-5528
                           Email:  bobferguson@nuvotec.com

                           with a copy to:

                           Nuvotec, Inc.
                           723 The Parkway, Suite 200
                           Richland, WA  99352
                           Attention:  Sandra I. Muller, Esq.
                           Telecopier No.:  509-943-5528
                           Email:  sandymuller@nuvotec.com
                                   -----------------------


                           (b) If given to Nuvotec-TRI, at the address set forth
below:

                           Nuvotec-TRI
                           723 The Parkway, Suite 200
                           Richland, WA  99352
                           Attention:  Robert L. Ferguson
                           Telecopier No.:  509-943-5528
                           Email:  bobferguson@nuvotec.com

                           With a copy to: Nuvotec-TRI, Inc.
                           723 The Parkway, Suite 200
                           Richland, WA  99352
                           Attention:  Sandra I. Muller, Esq.
                           Telecopier No.:  509-943-5528
                           Email:  sandymuller@nuvotec.com
                                   -----------------------

                           (c) If given to Commodore Government,  at the address
set forth below:

                           Commodore Government Environmental Technologies, Inc. 150 East 58th Street, 32nd Floor
                           New York, NY 10155
                           Attn:  Shelby T. Brewer
                           Telecopier No.:  (212) 753-0731
                           Email: stbrewer@earthlink.net

                           with a copy to:

                           Commodore Applied Technologies, Inc.
                           2121 Jamieson Avenue, Suite 1406
                           Alexandria, VA 22314
                           Attn:  Shelby T. Brewer
                           Telecopier No.:  (212) 753-0731
                           Email: stbrewer@earthlink.net

                           with a copy to

                           Silverman Perlstein & Acampora LLP
                           100 Jericho Quadrangle
                           Jericho, NY  11753-2708
                           Attn.:  Alan Perlstein, Esq.
                           Telecopier No.:  (516) 479-6301
                           Email: ap@spallp.com

                           All such  notices  shall be deemed to have been given
when received. Any party may change the address to which notices directed to it shall be sent by providing written notice of such change to the Company and the other Member.

                  Section 15.2  Failure to Pursue Remedies.


                           The  failure  of  any  party  to  seek   redress  for
violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation from having the effect of an original violation.

                  Section 15.3  Cumulative Remedies.


                           The rights and  remedies  provided by this  Agreement
are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

                  Section 15.4  Binding Effect.


                           This Agreement (including the provisions  prohibiting
Transfer under Section 5.4) shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, legal representatives and assigns.

                  Section 15.5  Interpretation


                           Throughout this Agreement,  nouns, pronouns and verbs
shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. All references herein to "Articles," "Sections" and paragraphs shall refer to corresponding provisions of this Agreement.

                  Section 15.6  Severability


                           The invalidity or  unenforceability of any particular
provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

                  Section 15.7  Counterparts

                           This  Agreement  may be  executed  in any  number  of
counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

                  Section 15.8  Integration.


                           This   Agreement,   the   Commodore/Company   License
Agreement, the Commodore/Nuvoset License Agreement, the Guaranty by Nuvotec, Inc. of the obligations of Nuvotec-TRI, and the Guaranty by Commodore Applied Technologies, Inc. of the obligations of Commodore Government of even date herewith together constitute the entire agreement among the parties hereto and their respective Affiliates pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

                  Section 15.9  Governing Law.


                           This   Agreement   and  the  rights  of  the  parties
hereunder shall be interpreted in accordance with the internal laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. With respect to an action to obtain preliminary injunctive or other provisional equitable relief, the Parties shall, in the case of Nuvotec-TRI, shall commence such proceeding in New York, New York, and with respect to Commodore Government, shall be commenced in Richland, Washington. To the extent the Parties party are not otherwise subject to service of process in the locations provided for in the preceding sentence, that service of process may be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that such service shall have the same legal force and effect as if served upon such party personally within such locations.

                  Section 15.10  Further Assurances.


                           Each  Member   agrees  to  execute   any   additional
documents and to perform any additional acts as are, or become, necessary or convenient to carry out the purposes of this Agreement.

                  Section 15.11  Treatment for Tax Purposes.

                           The Members and the Company shall take all reasonable
actions, including the amendment of this Agreement and the execution of other documents, as may be reasonably required to qualify for and receive treatment as a partnership for United States federal, state and local tax purposes.

                  Section 15.12  Dispute Resolution.

                           (a)  Except  for any  action  to  obtain  preliminary
injunctive or other provisional equitable relief, any dispute, claim or controversy ("Dispute") arising under or relating to this Agreement, or the construction, interpretation, breach, termination, enforceability, or validity thereof, whether such Dispute is based upon statute, tort, contract, common law or otherwise, shall be resolved by an arbitration to be conducted by J.A.M.S./Endispute (or if it is not available, another alternative dispute resolution firm agreed to by the Members) under the Comprehensive Rules of J.A.M.S./Endispute (the "Comprehensive Rules"), with the following modifications:

                          (i) There will be a single arbitrator who will be a person who has served for at least five years as a Federal Judge or a state appellate judge.

                         (ii) Any issue as to whether or the extent to which a Dispute is subject to arbitration, including but not limited to issues relating to the validity or enforceability of this agreement to arbitrate, the applicability of any statute of limitations or other defense relating to the timeliness of the assertion of any claim or any matter relating to the arbitrability of such claim, shall be decided by the arbitrator.

                        (iii) The parties intend this arbitration to be governed by the United States Arbitration Act to the extent not inconsistent with the Delaware Uniform Arbitration Act, and their choice of Delaware State substantive law shall not be deemed to imply any contrary intent.

                         (iv) The arbitrator will determine the Dispute based upon the terms of this agreement to the same extent as though the dispute were resolved in a trial in a court of law.

                          (v) The arbitration hearing will be conducted at such location as customarily utilized by J.A.M.S./Endispute in Cook County Illinois.

                         (vi) Rules 1, 23, and 32 of the Comprehensive Rules will not apply. In addition to the discovery permitted by Comprehensive Rule 15, the parties shall be permitted to take additional depositions, as authorized by the arbitrator on a showing of good cause.

                        (vii) The award of the arbitrator shall be final and binding on the parties and may be entered as a judgment by a court having competent jurisdiction subject to such rights to petition for review as may exist under the United States Arbitration Act.

                        (viii) Upon the request of any party, a non-binding mediation shall be conducted prior to the arbitration, utilizing a mediator agreeable to all of the parties. Failing agreement, the mediation shall be conducted by a mediator selected by J.A.M.S./Endispute.

                           (b) Each party to the arbitration will pay 50% of the
cost of the arbitration and will bear its own attorneys' fees.

                           (c) Arbitration  proceedings under this Agreement may
be consolidated with other arbitration proceedings pending between these or other parties if the arbitration proceedings arise out of the same transaction or relate to the same subject matter. Consolidation will be by order of the arbitrator in any of the pending cases, or if the arbitrator fails to make such an order, the parties may apply to any court of competent jurisdiction for such an order.

                           (d) For  purposes  hereof,  a  Deadlock  shall not be
deemed in and of itself a Dispute hereunder. The parties understand and agree that arbitration under this Section 15.12 shall not be used as a means to resolve any Deadlock. This Section 15.12(d) shall not be deemed to constitute a waiver or limitation of the rights of any party resulting from any Deadlock or the remedies available for the violation of the rights of any party under this Agreement or applicable law.

                  Section 15.13  Drafting.  .


                           No  presumption  shall operate in favor of or against
any party in the construction or interpretation of this Agreement as a consequence of a party's responsibility for drafting this Agreement.

                                   ARTICLE XVI

                              INITIAL EXPENDITURES


                  Section 16.1  Initial Expenditures.


                           The parties intend that each Member's initial capital
of $100.00 specified in Section 4.1 hereof shall be expended, subject to the control and approval of the Board of Managers, in furtherance of the following purposes of the Company:

                           (a)  Preliminary  Bid   Preparation.   Formulating  a
preliminary bid for the acquisition of American Technologies Group, Inc.'s ("ATG's") Hanford, Washington and Oak Ridge, Tennessee, waste treatment and disposal facilities within the Covered Applications of this Agreement. The preliminary bid shall include, but not be limited to, estimates, schedules and financing for an acquisition within the Covered Applications of this Agreement.

                           (b) Due Diligence of ATG. Performing due diligence on
the proposed acquisition of ATG's facilities. Each of the parties shall designate the appropriate employees within their companies to perform the due diligence for the Company. Each party shall be responsible for the expenses incurred by their respective employees in this due diligence effort.

                           1. Any related investigation and due diligence activities conducted by the Parties under this effort will be accomplished in a coordinated and cooperative manner. Such coordination shall include but not be limited to: preparation of joint plans, strategies and offering documents, coordination of visits with ATG Corporation staff or the Trustee or Trustee's representatives, and sharing the results of such activities.

                           2. In the event any Party should be requested or is presented the opportunity to make presentations to, whether orally or by written communications, or have discussions with ATG staff, the Trustee or the Trustee's representatives, concerning the opportunity covered by this Agreement, the content of the presentation or discussion shall be made known to the other Party. Each Party will support such presentations or discussions as requested by the other.

                           3. In the event either Party does not desire to proceed with the investigation or with the due diligence process regarding the subject of this effort, then the other Party is free to proceed independently. The Non-Identifying Party shall treat all relevant information concerning the business opportunity disclosed to it by the Identifying Party as proprietary information of the Identifying Party subject to the requirements of Confidentiality (Section 14.2) herein.

                           4. Each Party will work with the other in good faith to maximize the results of any investigations and the due diligence process in order to draw the best conclusions and make the most informed decisions regarding the subject of this effort. This requirement includes the furnishing of qualified personnel for sufficient periods of time that will cooperate together under the performance of this effort.

                           5. The Parties will furnish, for consideration and incorporation into any documents relevant to the subject of this effort, all material pertinent to the work assigned to each Party, including cost and/or pricing data, as appropriate.

                           6. Arrangements will be negotiated on a case-by-case basis between the Parties regarding costs, risks, and liabilities incurred.

                           7. The Parties will both concur to the form and content of all documents prepared and submitted to the Trustee or Trustee's representatives related to the subject of this effort.

                           8. Since the due diligence process will require the full cooperation of the Parties, the Parties agree that they will not actively participate in efforts that are competitive to this effort nor compete independently for the opportunity that is the subject matter of this effort during the duration of this effort.










                  [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                 SIGNATURE PAGE



                           IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the date first above stated.



                                       MEMBERS:

                                       COMMODORE GOVERNMENT

                                       ENVIRONMENTAL TECHNOLOGIES, INC.



                                       By:       _______________________________


                                                Name: Shelby T. Brewer


                                                Title:   Chairman & CEO




                                       TECHNICAL RESOURCES INTERNATIONAL, INC.



                                       By:       _______________________________



                                                Name: Douglas C. Timmins


                                                Title:   President

                                    EXHIBIT A


                              Covered Applications




                  1. Proposed acquisition of ATG's Facilities in Hanford, Washington and Oak Ridge, Tennessee

                  2.  Uranium Chips Processing in Hanford, Washington

                  3.  FFTF Sodium Neutralization in Hanford, Washington

                  4.  PCB Sludge Clean-up in Hanford, Washington